Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Randall L. Gibbs, Chief Executive Officer of Evolve Transition Infrastructure GP, LLC, as general partner of Evolve Transition Infrastructure LP, certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:
(i)The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Evolve Transition Infrastructure LP.

Date: August 10, 2022

/s/ Randall L. Gibbs
Randall L. Gibbs
Chief Executive Officer
Evolve Transition Infrastructure GP, LLC, as general partner of Evolve Transition Infrastructure LP
(Principal Executive Officer)